Equity-Based Compensation (Q1)	3 Months Ended
Mar. 31, 2021
Equity [Abstract]
Equity-Based Compensation
12. Equity-Based Compensation

2020 Incentive Award Plan

The Company adopted the 2020 Incentive Award Plan, which allows for the granting of stock options, stock appreciation rights, restricted stock awards, restricted stock units, and other stock or cash based awards or dividend equivalent awards to employees, directors and consultants.

Restricted Stock Units

During the three months ended March 31, 2021, the Company granted 4.8 million RSUs to certain employees and directors as part of the bonus program and in connection with the Transaction. Of the RSUs granted, the Company intends to settle less than 0.1 million RSUs in cash. The RSUs had an aggregate grant date fair value of $62.1 million. Of the 4.8 million RSUs granted, 2.0 million vested at the grant date and 2.8 million vest over two years in equal annual installments. Upon delivery, which is expected to occur each August following each annual vesting in March, the Company may withhold the number of shares to satisfy the statutory withholding tax obligation and deliver the net number of resulting shares vested.

A summary of RSU activity for the three months ended March 31, 2021 is as follows:

	Number of RSUs	Weighted-Average Grant-Date Fair Value Per RSUs
Balance as of December 31, 2020	—	$—
Granted	4,759,375	13.04
Vested	(1,952,685)	13.04
Forfeited	—	—
Balance as of March 31, 2021	2,806,690	$13.04

The total fair value of RSUs that vested during the three months ended March 31, 2021 was $25.5 million. For the three months ended March 31, 2021, $27.0 million of compensation expense related to the RSUs were recorded within employee compensation and benefits in the Condensed Consolidated Statements of Income. As of March 31, 2021, total unrecognized compensation expense related to unvested RSUs was $35.1 million and is expected to be recognized over the remaining weighted average period of 1.9 years.